                                                                   Exhibit 17(L)




North American Funds
P.O. Box 9132
Hingham, MA 02043-9132


                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                      OR LOG ON TO WWW.PROXYWEB.COM


              ****  CONTROL NUMBER: 999 999 999 999 99  ****


        Please fold and detach card at perforation before mailing



SMALL CAP GROWTH FUND OF NORTH AMERICAN FUNDS

                                                                     PROXY


 This proxy is solicited on behalf of the Board of Trustees of North American
                                  Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.




   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.


                                          (down arrow)


                                                   Dated:


                                          SIGN, DATE AND RETURN THE PROXY CARD


                                          PROMPTLY USING THE ENCLOSED ENVELOPE


                                            Signature (or signatures, if held
                                                      jointly)


                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as a custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.


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                                                   (down arrow)

(down arrow) Please fold and detach card at perforation before mailing (down arrow)

      Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]


(down arrow)                                                  (down arrow)


          PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. To approve or disapprove a new investment         FOR                 AGAINST             ABSTAIN
advisory agreement between American General          [_]                   [_]                 [_]
Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms
of which are the same in all material respects
as the previous investment advisory agreement
with AGAM.

2. To approve or disapprove the Agreement and        FOR                 AGAINST             ABSTAIN
Plan of Reorganization as described in the           [_]                   [_]                 [_]
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                     STATEMENT IS HEREBY ACKNOWLEDGED.


             (Continued and to be signed on the reverse side)


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


North American Funds
P.O. Box 9132
Hingham, MA 02043-9132


                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                      OR LOG ON TO WWW.PROXYWEB.COM


              ****  CONTROL NUMBER: 999 999 999 999 99  ****


         Please fold and detach card at perforation before mailing


                                                                 P R O X Y


MID CAP VALUE FUND
OF NORTH AMERICAN FUNDS


 This proxy is solicited on behalf of the Board of Trustees of North American
                                  Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.




   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.


                                         (down arrow)


                                                Dated:


                                          SIGN, DATE AND RETURN THE PROXY CARD


                                          PROMPTLY USING THE ENCLOSED ENVELOPE


                                                Signature (or signatures, if
                                             held jointly)


                                         Please sign exactly as name appears
                                         hereon. When shares are held by joint
                                         tenants, both should sign. When
                                         signing as attorney or as executor,
                                         administrator, trustee or guardian,
                                         or as a custodian for a minor, please
                                         give full title as such. If a
                                         corporation, please sign in full
                                         corporate name by president or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized persons.


(down arrow)_______________________________________________  (down arrow)

(down arrow) Please fold and detach card at perforation before mailing (down arrow)


      Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]


          PLEASE DO NOT USE FINE POINT PENS.


(down arrow)                                                  (down arrow)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. To approve or disapprove a new investment        FOR                 AGAINST              ABSTAIN
advisory agreement between American General         [_]                   [_]                  [_]
Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms
of which are the same in all material respects
as the previous investment advisory agreement
with AGAM.

2. To approve or disapprove the Agreement and       FOR                 AGAINST              ABSTAIN
Plan of Reorganization as described in the          [_]                   [_]                  [_]
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                     STATEMENT IS HEREBY ACKNOWLEDGED.


             (Continued and to be signed on the reverse side)


(down arrow)                                                  (down arrow)